UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 2, 2025
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 2, 2025, Nauticus Robotics, Inc. (the "Company") filed a certificate of amendment to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Certificate of Amendment") to effect a 1-for-9 reverse stock split of the shares of the Company's common stock, par value $0.0001 per share on September 5, 2025. No fractional shares will be issued in connection with the reverse stock split, but will instead be rounded up to the nearest whole share. The Board of Directors of the Company approved the Certificate of Amendment to meet the share bid price requirements of the NASDAQ Capital Market. The Company’s stockholders approved the Certificate of Amendment at a special meeting held on June 25, 2025.

The Company's common stock is expected to begin trading on a reverse stock split-adjusted basis on the Nasdaq Capital market when the market opens on September 5, 2025. The trading symbol for the Company's common stock will remain "KITT." The Company was assigned a new CUSIP number (63911H 306) in connection with the reverse split.

All options, warrants and other convertible securities of the Company outstanding immediately prior to the effectiveness of the Certificate of Amendment will be adjusted in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities and subject to rounding to the nearest whole share.

Each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged by the Certificate of Amendment, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of the Company’s common stock will be substantially unaffected.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
3.1	Certificate of Amendment
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel